UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 29, 2025

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Sunnova Energy International Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540
Houston, Texas 77046
(Address, including zip code, of principal executive offices)

(281) 892-1588
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On June 1, 2025, Sunnova TEP Developer, LLC, a Delaware limited liability company and wholly owned subsidiary of Sunnova Energy International Inc. (the “Company”), filed a voluntary petition (the “TEPD Filing”) for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas. The TEPD Filing constitutes an event of default that automatically accelerated and, as applicable, increased certain obligations under the following debt instruments and agreements:

•Indenture, dated as of May 20, 2021, by and between the Company and Wilmington Trust, National Association, as Trustee; and
•Indenture, dated as of August 19, 2022, by and between the Company and Wilmington Trust, National Association, as Trustee.

The TEPD Filing is not expected to have a material effect on our servicing operations for existing customers.

Item 2.05. Costs Associated with Exit or Disposal Activities.

On May 29, 2025, the Special Committee of the Board of Directors of the Company approved a reduction in force (the “Reduction in Force”), effective May 30, 2025, of approximately 718 employees (approximately 55% of the Company’s workforce) in order to reduce the Company’s operating expenses and in an effort to preserve value for stakeholders.

The Company expects that, in connection with the Reduction in Force, the impacted employees will be provided earned wages and salary, earned but unused paid time off, and a severance payment calculated in accordance with the applicable employee’s severance plan. At this time, the Company is not able, in good faith, to make a determination of the estimated amount or range of amounts of all such costs and charges to be incurred as a result of the Reduction in Force. The Company will file an amendment to this report upon the determination of such amounts. The expected completion date for the Reduction in Force is not currently known.

Item 7.01. Regulation FD Disclosure.

For purposes of clarification, on May 29, 2025, the Company filed a Current Report on Form 8-K disclosing that it had entered into an Executive Severance Agreement (the “Severance Agreement”) with Robyn Liska, Interim Chief Financial Officer. The Company entered into the Severance Agreement, effective as of May 28, 2025, as it has customarily done with other executive officers at or close to their time of hire. As noted in the previously filed Current Report on Form 8-K, the terms and conditions of the Severance Agreement are substantially similar to those described in the Form of Executive Severance Agreement incorporated by reference as Exhibit 10.19 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as amended (the “Form 10-K”), except that the Severance Agreement does not contain a non-compete provision. Ms. Liska has not been severed and remains the Interim Chief Financial Officer of the Company.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (the “Current Report”) contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, priorities, plans or intentions. Forward-looking statements in this Current Report include, but are not limited to, statements regarding the expected costs associated with termination benefits and the financial impact and expected completion date of the Reduction in Force. All statements, other than statements of historical fact, are forward-looking statements. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the Company’s ability to fund its planned operations and its ability to continue as a going concern; the Company’s ability to improve its liquidity and long‑term capital structure and to address its debt service obligations; the Company’s ability to regain compliance with the continued listing requirements of the NYSE; and the risks and other important factors discussed under the caption “Risk Factors” in the Form 10-K and subsequent Quarterly Reports on Form 10-Q. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company is under no obligation to, and expressly disclaims any responsibility to, update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: June 5, 2025	By:	/s/ David Searle
Name: David Searle
Title: Executive Vice President, General Counsel, and Chief Compliance Officer